UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2013 (November 29, 2013)

MYLAN INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.

Mylan Inc. (the “Company”) entered into an indenture, dated as of November 29, 2013 (the “Base Indenture”), and the first supplemental indenture, dated as of November 29, 2013 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), both of which were made and entered into by and between the Company and The Bank of New York Mellon, as trustee, which govern the terms of the Company’s aggregate principal amount of $2.0 billion in bond issuance comprised of:

•                  $500 million aggregate principal amount of 1.350% senior notes due 2016 (the “2016 Notes”);

•                  $500 million aggregate principal amount of 2.550% senior notes due 2019; (the “2019; Notes”);

•                  $500 million aggregate principal amount of 4.200% senior notes due 2023; and (the “2023 Notes”); and

•                  $500 million aggregate principal amount of 5.400% senior notes due 2043 (the “2043 Notes” and together with the 2016 Notes, the 2019 Notes, and the 2023 Notes, the “Senior Notes”).

The offering of the Senior Notes was made pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-189297) and the related prospectus supplement filed with the Securities and Exchange Commission. The legal opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP and of the Company’s Vice President, Associate General Counsel Securities and Assistant Secretary, Bradley L. Wideman, relating to this offering are filed herewith as Exhibits 5.1 and 23.1 and Exhibits 5.2 and 23.2, respectively.

The 2016 Notes bear interest at a rate of 1.350% per annum, accruing from November 29, 2013. Interest on the 2016 Notes is payable semi-annually in arrears on May 29 and November 29 of each year, beginning on May 29, 2014. The 2016 Notes will mature on November 29, 2016, subject to earlier repurchase or redemption in accordance with the terms of the Indenture.

The 2019 Notes bear interest at a rate of 2.550% per annum, accruing from November 29, 2013. Interest on the 2019 Notes is payable semi-annually in arrears on March 28 and September 28 of each year, beginning on March 28, 2014. The 2019 Notes will mature on March 28, 2019, subject to earlier repurchase or redemption in accordance with the terms of the Indenture.

The 2023 Notes bear interest at a rate of 4.200% per annum, accruing from November 29, 2013. Interest on the 2023 Notes is payable semi-annually in arrears on May 29 and November 29 of each year, beginning on May 29, 2014. The 2023 Notes will mature on November 29, 2023, subject to earlier repurchase or redemption in accordance with the terms of the Indenture.

The 2043 Notes bear interest at a rate of 5.400% per annum, accruing from November 29, 2013. Interest on the 2043 Notes is payable semi-annually in arrears on May 29 and November 29 of each year, beginning on May 29, 2014. The 2043 Notes will mature on November 29, 2043, subject to earlier repurchase or redemption in accordance with the terms of the Indenture.

The Company may redeem some or all of the Senior Notes prior to maturity at a price equal to the greater of (i) 100% of the aggregate principal amount of any class of Senior Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the class of Senior Notes being redeemed, not including unpaid interest accrued to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus an applicable make-whole premium set forth in the Indenture, plus, in each case, unpaid interest on the class of Senior Notes being redeemed accrued to the redemption date. If the Company experiences certain change of control events, it must offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

Additionally, the Company may redeem the 2023 Notes and the 2043 Notes, in whole or in part, at any time, on or after three months prior to their maturity in the case of the 2023 Notes, and six months prior to their maturity in the case of the 2043 Notes, at a redemption price equal to 100% of the principal amount of the 2023 Notes or the 2043 Notes, as the case may be, to be redeemed, plus accrued and unpaid interest up to, but excluding, the redemption date.

Furthermore, if the acquisition of the Agila Specialties businesses from Strides Arcolab is not consummated on or prior to August 25, 2014 or the acquisition has been terminated prior to that date, the Company will be required to redeem the 2019 Notes, the 2023 Notes, and the 2043 Notes at a redemption price equal to 101% of the aggregate principal amount of each such series, plus accrued and unpaid interest to the date of redemption. In that instance, the 2016 Notes will remain outstanding.

The Indenture contains covenants that, among other things, restrict the Company’s ability and the ability of certain of its subsidiaries to enter into sale and leaseback transactions; create liens; and consolidate, merge or sell all or substantially all of the Company’s assets.

The Company intends to use the net proceeds of the offering of the Senior Notes to fund a portion of the purchase price of the Agila Specialties acquisition and for general corporate purposes, including, but not limited to, repayment of short-term borrowings, which may include the repayment of borrowings under the Company’s revolving facility under the Company’s accounts receivable securitization facility, and funding the repurchase of the Company’s common stock of up to $500 million in the open market and through other methods which was previously announced on October 31, 2013.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture and the First Supplemental Indenture, copies of which are filed as Exhibits 4.1 and 4.2 hereto, and the

Senior Notes, the forms of which are contained in Exhibits 4.3, 4.4, 4.5, and 4.6, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Senior Notes is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of November 29, 2013, by and between the Company and The Bank of New York Mellon, as trustee.
4.2	First Supplemental Indenture, dated as of November 29, 2013, by and between the Company and The Bank of New York Mellon, as trustee.
4.3	Form of 1.350% Senior Notes due 2016 (included in Exhibit 4.2).
4.4	Form of 2.550% Senior Notes due 2019 (included in Exhibit 4.2).
4.5	Form of 4.200% Senior Notes due 2023 (included in Exhibit 4.2).
4.6	Form of 5.400% Senior Notes due 2043 (included in Exhibit 4.2).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
5.2	Opinion of Bradley L. Wideman.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1).
23.2	Consent of Bradley L. Wideman (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date:	November 29, 2013	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of November 29, 2013, by and between the Company and The Bank of New York Mellon, as trustee.
4.2	First Supplemental Indenture, dated as of November 29, 2013, by and between the Company and The Bank of New York Mellon, as trustee.
4.3	Form of 1.350% Senior Notes due 2016 (included in Exhibit 4.2).
4.4	Form of 2.550% Senior Notes due 2019 (included in Exhibit 4.2).
4.5	Form of 4.200% Senior Notes due 2023 (included in Exhibit 4.2).
4.6	Form of 5.400% Senior Notes due 2043 (included in Exhibit 4.2).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
5.2	Opinion of Bradley L. Wideman.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1).
23.2	Consent of Bradley L. Wideman (contained in Exhibit 5.2).